CCB Equity Fund
(A Portfolio of CCB Funds)

Supplement to Prospectus dated July 31, 1998

Effective August 1, 1999, shares of the CCB Equity Fund will be sold without a sales charge at their net asset value next determined after an order is received. As a result, please note the following sections in the Prospectus:
"Summary of Fund Expenses"; "What Shares Cost"; "Reducing the Sales Charge"; and "Systematic Investment Program".

July 30, 1999

Cusip 12500E307
G01197-07 (7/99)